SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 28, 2003

CONSOL ENERGY INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-14901	51-0337383
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1800 Washington Road, Pittsburgh, Pennsylvania	15241
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code: (412) 831-4000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 7.	Financial Statements and Exhibits

Exhibits

Exhibit 99.1: Press Release of CONSOL Energy Inc., dated October 28, 2003

Item 12.	Results of Operations and Financial Condition.

On October 28, 2003, CONSOL Energy announced its results of operations for the three months ended September 30, 2003. A copy of the related press release for the three months ended September 30, 2003 is being furnished as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety.

[Signature on following page.]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSOL ENERGY INC.

By:	/s/ WILLIAM J. LYONS

William J. Lyons Senior Vice President, Chief Financial Officer and Controller

Date: October 28, 2003

EXHIBIIT INDEX

99.1	Press Release of CONSOL Energy dated October 28, 2003.